U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 1, 2004

Commission File No. 333-111153

FIRST METROPLEX CAPITAL, INC.

(Exact name of registrant as specified in its charter)

State of Organization	IRS Employer Identification
Texas	No. 71-0919962

15950 Dallas Parkway, Suite 525
Dallas, Texas 75248

Registrant’s telephone number: 972-720-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)                                  On October 21, 2004, First Metroplex Capital, Inc. ("Company") notified McGladrey & Pullen, LLP ("McGladrey & Pullen") that the Company was dismissing McGladrey & Pullen as the independent auditors of the Company following the decision of the audit committee and the board of directors to engage Weaver and Tidwell, LLP as the Company's principal accounting firm to audit the Company's financial statements for the fiscal year ended December 31, 2004.  The reports of McGladrey & Pullen on the Registrant’s financial statements since inception contained neither an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In addition, since the Company’s inception, there have been no disagreements in connection with the audits of McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, would have caused McGladrey & Pullen to make reference thereto in their reports on the Registrant’s financial statements for such years and/or interim periods.

Furthermore, there have been no reportable events as described in Item 304 of Regulation S-K since the Company’s inception.  The Company provided McGladrey & Pullen with a copy of this report no later than the date that this report was filed with the Securities and Exchange Commission and has requested that McGladrey & Pullen furnish the Company with the letter described in Item 304(a)(3) of Regulation S-K.  A copy of the letter from McGladrey & Pullen to the Securities and Exchange Commission described in Item 304(a)(3) of Regulation S-K is filed as Exhibit 16.1 hereto.

(b)                                 The Company approved the engagement of Weaver and Tidwell, LLP (“Weaver and Tidwell”) as of October 4, 2004 as the Company’s principal accountants to audit the Company’s financial statements for the fiscal year ending December 31, 2004.  The action was approved by the Company’s audit committee and board of directors.  Neither the Company nor anyone on its behalf has consulted with Weaver and Tidwell regarding (A) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (b) any matter that was either subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K.

Pursuant to Item 304(a)(2)(D) of Regulation S-K, the Company has requested that Weaver and Tidwell review this disclosure before it is filed and has provided Weaver and Tidwell with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company in this disclosure.  Weaver and Tidwell has advised the Company that it does not have any new information or clarification of the Company’s expression of its views and that it agrees with the statements made by the Company in this disclosure.

(c)                                  The Company’s Reports on Form 10-QSB for the periods ending March 31, 2004 and June 30, 2004 were not reviewed by McGladrey & Pullen.  These reports were reviewed by Weaver and Tidwell in connection with and prior to the filing of the Company’s Form 10-QSB for the period ending September 30, 2004.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.  The following exhibit is filed herewith:

16.1                           Letter from McGladrey & Pullen to the Securities and Exchange Commission, dated November 30, 2004, relating to the change in certifying accountants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Metroplex Capital, Inc.

Dated: November 30, 2004	By:	/s/ Patrick G. Adams
Patrick G. Adams
President

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from McGladrey & Pullen to the Securities and Exchange Commission, dated November 30, 2004, relating to the change in certifying accountants.